Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350

(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of, MIP Solutions Inc. (the "Company") on Form 10-Q for the period ending September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Lamberson, President, Principal Accounting Officer and Director, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2010

By: /s/ Jeff Lamberson
Jeff Lamberson President, Principal Accounting Officer and Director